UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: January 14, 2005

ALEXANDRIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-29325 (Commission File Number)	87-0643633 (IRS Employer Identification Number)

Ruairidh Campbell, Chief Executive Officer
1403 East 900 South, Salt Lake City, Utah 84105
(Address of principal executive offices)

(801) 582-9609
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; **Appointment of Principal Officers**

Effective January 14, 2005, Alexandria Holdings, Inc. (the “Company”) appointed Ed Haidenthaller as a new member of the board of directors to serve until the Company’s next Annual Meeting of Stockholders.

Mr. Haidenthaller graduated from Heber State University with a Bachelor of Science in Finance and from the University of Utah with a Masters of Business Administration. Prior to joining the Company’s board of directors, Mr. Haidenthaller worked as the comptroller for Transportation Specialists Insurance Agency (a division of Flying J, Inc.) from October of 2002 until June of 2003, as the chief financial officer of Axia Group, Inc., a public company involved in business consulting and real estate from May of 2000 until September of 2003 and as assistant controller of the brokerage division of Wells Fargo Bank from May of 1999 until April of 2000. Mr. Haidenthaller currently manages his own consulting organization, Strategic Funding Consultants, LLC. working with start up and small businesses to develop business strategies, assist in obtaining funding and providing general consulting services related to compliance with the Sarbanes-Oxley Act and other matters related to Securities and Exchange Commission rules and regulations.

The appointment of Mr. Haidenthaller to the Company’s board of directors was not based on any prior understanding or arrangement.

The Company has not entered into any related transactions with Mr. Haidenthaller.

The Company has not at this time determined whether Mr. Haidenthaller will serve on any standing committee.

Effective January 14, 2005, the Company appointed Clay McCalla as a new member of the board of directors to serve until the Company’s next Annual Meeting of Stockholders.

Mr. McCalla graduated from Texas Tech University with a Bachelor’s degree in Business Administration. Prior to joining the Company’s board of directors, Mr. McCalla served as the vice-president of a publicly traded gaming organization, Bingo & Gaming, Inc. from October of 1998 until January of 2000, and as the founder and president of Transports, Inc. a national event management company from July of 1987 until present. Mr. McCalla is currently employed as a Program Specialist for the State of Texas Comptroller for Public Accounts and has worked in this capacity since March of 2001.

The appointment of Mr. McCalla to the Company’s board of directors was not based on any prior understanding or arrangement.

The Company has not entered into any related transactions with Mr. McCalla.

The Company has not at this time determined whether Mr. McCalla will serve on any standing committee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alexandria Holdings, Inc.

Signature	**Date**
By: /s/ Ruairidh Campbell	January 14, 2005
Name: Ruairidh Campbell	
Title: Chief Executive Officer, Chief Financial Officer and Director	